UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-490
Oppenheimer Equity Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/30/2011

Item 1. Reports to Stockholders.

December 31, 2011

Oppenheimer

Equity Fund, Inc.

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Top Ten Common Stock Industries

Oil, Gas & Consumable Fuels	8.9%
Commercial Banks	5.3
Pharmaceuticals	4.9
Software	4.6
Computers & Peripherals	3.9
Beverages	3.7
Communications Equipment	3.5
Chemicals	3.2
Energy Equipment & Services	3.2
Health Care Providers & Services	3.1
Portfolio holdings and strategies are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
Top Ten Common Stock Holdings

Chevron Corp.	3.8%
Apple, Inc.	3.4
Coca-Cola Co. (The)	2.6
QUALCOMM, Inc.	2.4
Oracle Corp.	2.0
Medtronic, Inc.	1.9
Google, Inc., Cl. A	1.8
U.S. Bancorp	1.7
Wells Fargo & Co.	1.5
MetLife, Inc.	1.3
Portfolio holdings and strategies are subject to change. Percentages are as of December 30, 2011, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.
6 | OPPENHEIMER EQUITY FUND, INC.

Sector Allocation
Portfolio holdings and strategies are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.
7 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended December 30, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices. 1
Management’s Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) produced a cumulative total return of —2.91% during the reporting period. By comparison, the Russell 1000 Index returned 1.50% and the S&P 500 Index returned 2.11%. Fears stemming from the European sovereign debt crisis and market anxiety about Standard & Poor’s downgrade of the U.S. resulted in a steep equity sell-off during the third quarter of 2011, during which time Fund performance suffered. The Fund’s performance was hurt primarily by its holdings in the financials sector.
     Apple, Inc. and Chevron Corp., the top two Fund holdings at period end, were the top two contributors to performance over this reporting period. Apple continued to out-execute its peers. The company’s continued success at innovation and highly recognizable brand led to global growth and share gains across its top revenue producing products — iPhones, iPads and Mac PCs. Leading oil and gas exploration and production company Chevron announced a new natural discovery by its Australian unit and outlined plans for 2012 to be a year of major investment for the company in large natural gas-related exploration and production projects. The company also benefited from rising oil and gas prices.
     In the health care sector, Humana, Inc. was a top contributor. Humana is a major Medicare provider in the U.S. and in 2011 expanded its base of operations as well as Medicare Advantage policyholders through a series of acquisitions. Leading U.S. pharmaceutical companies Bristol-Myers Squibb Co. and Pfizer, Inc. also contributed to Fund performance in this sector. Aerospace and defense company Goodrich Corp. within the industrials sector produced positive results for the Fund after the market reacted positively to an announcement that United Technologies Corp. planned to purchase Goodrich for $127.50 per share. Within the consumer staples sector, household products manufacturer Church & Dwight Co., Inc. performed well as the market reacted positively to its plan to raise prices on selected products.
     The top detractor from Fund performance was investment banking firm The Goldman Sachs Group, Inc. The weakening global economy and an uncertain regulatory environment for financial firms turned the market bearish on financial stocks, particularly in the investment banking sector, which the market perceived as having significant exposure to the troubled Eurozone. Information technology company Juniper Networks, Inc., an industry leader in

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
8 | OPPENHEIMER EQUITY FUND, INC.

networking solutions, detracted from Fund performance. During the period, Juniper Networks was impacted by slowing capital expenditure trends at telecommunications services companies who were paralyzed by the weakening global economy and European uncertainty.
     Within industrials, the negative market outlook for machinery companies in a weakening global economy resulted in declines for the Fund’s position in Ingersoll-Rand plc, which experienced a shortfall in expected demand for its HVAC (heating, ventilation and air conditioning) products. We exited our position in the stock by period end. Auto manufacturer Ford Motor Co. detracted from performance results. Ford posted solid revenue increases and healthy profits but, at the height of the equity sell-off in the third quarter, the market grew skittish about automobile industry sales. Fund performance was also hurt by the performance of Oracle Corp. in information technology, which came under selling pressure over questions about whether it was coming late into the cloud-computing space.
     At period end, the Fund had its largest weightings in the information technology, health care and consumer discretionary sectors. The Fund had its smallest allocations to utilities, telecommunication services and materials stocks.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for all Classes. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. The Russell 1000 Index is an index that is a widely used measure of domestic, large-cap stock performance, and is made up of the top 1,000 stocks in the Russell 3000 Index. Index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the securities comprising the indices.
9 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
10 | OPPENHEIMER EQUITY FUND, INC.

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
11 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
12 | OPPENHEIMER EQUITY FUND, INC.

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
13 | OPPENHEIMER EQUITY FUND, INC.

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
14 | OPPENHEIMER EQUITY FUND, INC.

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or capital gains paid by the Fund or any capital gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/2/47. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15 | OPPENHEIMER EQUITY FUND, INC.

FUNDE XPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16 | OPPENHEIMER EQUITY FUND, INC.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

Class A	$1,000.00	$919.90	$4.63
Class B	1,000.00	913.90	9.40
Class C	1,000.00	915.20	9.31
Class N	1,000.00	917.40	6.85
Class Y	1,000.00	919.30	4.05

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,020.26	4.87
Class B	1,000.00	1,015.29	9.90
Class C	1,000.00	1,015.39	9.80
Class N	1,000.00	1,017.95	7.21
Class Y	1,000.00	1,020.86	4.26
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Class A	0.96%
Class B	1.95
Class C	1.93
Class N	1.42
Class Y	0.84
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—98.0%
Consumer Discretionary—12.8%
Auto Components—0.6%
Johnson Controls, Inc.	246,650	$7,710,279
Automobiles—0.7%
Ford Motor Co.[1]	940,650	10,121,394
Hotels, Restaurants & Leisure—1.8%
McDonald’s Corp.	173,970	17,454,410
Yum! Brands, Inc.	116,960	6,901,810

		24,356,220
Household Durables—0.9%
Mohawk Industries, Inc.[1]	216,060	12,931,191
Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	58,073	10,052,436
Media—2.5%
Comcast Corp., Cl. A	636,100	15,081,931
Viacom, Inc., Cl. B	189,280	8,595,205
Walt Disney Co. (The)	304,840	11,431,500

		35,108,636
Multiline Retail—1.1%
Target Corp.	288,150	14,759,043
Specialty Retail—2.5%
Bed Bath & Beyond, Inc.[1]	56,030	3,248,059
O’Reilly Automotive, Inc.[1]	143,820	11,498,409
Talbots, Inc. (The)[1]	1,019,460	2,711,764
Tiffany & Co.	111,560	7,391,966
TJX Cos., Inc. (The)	141,380	9,126,079

		33,976,277
Textiles, Apparel & Luxury Goods—2.0%
Coach, Inc.	155,315	9,480,428
Nike, Inc., Cl. B	115,860	11,165,428
Ralph Lauren Corp.	53,400	7,373,472

		28,019,328
Consumer Staples—10.0%
Beverages—3.7%
Brown-Forman Corp., Cl. B	75,290	6,061,598
Coca-Cola Co. (The)	510,670	35,731,580
SABMiller plc	272,320	9,546,859

		51,340,037
Food & Staples Retailing—2.1%
Costco Wholesale Corp.	173,830	14,483,516
Wal-Mart Stores, Inc.	245,250	14,656,140

		29,139,656
Food Products—1.6%
Mead Johnson Nutrition Co., Cl. A	41,620	2,860,543
Nestle SA	197,074	11,329,709
Unilever NV CVA	245,806	8,452,812

		22,643,064
Household Products—2.0%
Church & Dwight Co., Inc.	352,410	16,126,282
Colgate-Palmolive Co.	122,660	11,332,557

		27,458,839
Personal Products—0.3%
Estee Lauder Cos., Inc. (The), Cl. A	39,390	4,424,285
Tobacco—0.3%
Philip Morris International, Inc.	46,960	3,685,421
Energy—12.1%
Energy Equipment & Services—3.2%
Baker Hughes, Inc.	140,210	6,819,814
Cameron International Corp.[1]	149,390	7,348,494
Ensco plc, Sponsored ADR	107,180	5,028,886
Nabors Industries Ltd.[1]	278,330	4,826,242
National Oilwell Varco, Inc.	121,230	8,242,428
Schlumberger Ltd.	169,640	11,588,108

		43,853,972
Oil, Gas & Consumable Fuels—8.9%
Apache Corp.	138,740	12,567,069
Chevron Corp.	493,738	52,533,723
ConocoPhillips	135,920	9,904,490
18 | OPPENHEIMER EQUITY FUND, INC.

	Shares	Value

Oil, Gas & Consumable Fuels Continued
Exxon Mobil Corp.	199,020	$16,868,935
Occidental Petroleum Corp.	149,920	14,047,504
Penn West Petroleum Ltd.	373,610	7,397,478
Royal Dutch Shell plc, ADR	145,270	10,617,784

		123,936,983
Financials—10.6%
Capital Markets—1.4%
Charles Schwab Corp. (The)	131,530	1,481,028
Goldman Sachs Group, Inc. (The)	191,380	17,306,493

		18,787,521
Commercial Banks—5.3%
CIT Group, Inc.[1]	315,350	10,996,255
M&T Bank Corp.	176,790	13,496,149
Standard Chartered plc	189,637	4,128,842
U.S. Bancorp	849,200	22,970,860
Wells Fargo & Co.	771,790	21,270,532

		72,862,638
Consumer Finance—0.5%
American Express Co.	157,980	7,451,917
Diversified Financial Services—1.0%
JPMorgan Chase & Co.	435,170	14,469,403
Insurance—2.4%
ACE Ltd.	219,440	15,387,133
MetLife, Inc.	577,730	18,013,621

		33,400,754
Health Care—13.9%
Biotechnology—2.4%
Alexion Pharmaceuticals, Inc.[1]	49,030	3,505,645
Celgene Corp.[1]	94,499	6,388,132
Gilead Sciences, Inc.[1]	422,970	17,312,162
Vertex Pharmaceuticals, Inc.[1]	166,290	5,522,491

		32,728,430
Health Care Equipment & Supplies—2.6%
Baxter International, Inc.	193,210	9,560,031
Medtronic, Inc.	701,050	26,815,163

		36,375,194
Health Care Providers & Services—3.1%
HCA Holdings, Inc.[1]	515,110	11,347,873
Humana, Inc.	156,240	13,688,186
UnitedHealth Group, Inc.	215,780	10,935,730
WellPoint, Inc.	117,030	7,753,238

		43,725,027
Life Sciences Tools & Services—0.9%
Mettler-Toledo
International, Inc.[1]	35,550	5,251,091
Thermo Fisher Scientific, Inc.[1]	162,980	7,329,211

		12,580,302
Pharmaceuticals—4.9%
Allergan, Inc.	177,390	15,564,199
Bristol-Myers Squibb Co.	362,060	12,758,994
Novo Nordisk AS, Cl. B	110,515	12,699,998
Pfizer, Inc.	773,760	16,744,166
Roche Holding AG	60,164	10,197,071

		67,964,428
Industrials—10.7%
Aerospace & Defense—1.8%
Goodrich Corp.	56,730	7,017,501
Precision Castparts Corp.	51,940	8,559,191
United Technologies Corp.	126,860	9,272,197

		24,848,889
Air Freight & Logistics—0.8%
United Parcel Service, Inc., Cl. B	139,300	10,195,367
Electrical Equipment—1.7%
Cooper Industries plc	270,030	14,622,125
Emerson Electric Co.	202,260	9,423,293

		24,045,418
19 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Industrial Conglomerates—1.8%
Danaher Corp.	239,840	$11,282,074
Tyco International Ltd.	293,360	13,702,846

		24,984,920
Machinery—2.8%
Caterpillar, Inc.	109,800	9,947,880
Cummins, Inc.	31,420	2,765,588
Deere & Co.	68,000	5,259,800
Joy Global, Inc.	131,910	9,889,293
Parker-Hannifin Corp.	146,690	11,185,113

		39,047,674
Road & Rail—1.1%
Union Pacific Corp.	141,530	14,993,688
Trading Companies & Distributors—0.7%
AerCap Holdings NV1	855,431	9,657,816
Information Technology—18.3%
Communications Equipment—3.5%
Juniper Networks, Inc.[1]	768,640	15,687,942
QUALCOMM, Inc.	611,660	33,457,802

		49,145,744
Computers & Peripherals—3.9%
Apple, Inc.[1]	117,930	47,761,650
Hewlett-Packard Co.	243,860	6,281,834

		54,043,484
Electronic Equipment & Instruments—0.6%
Corning, Inc.	600,810	7,798,514
Internet Software & Services—3.1%
eBay, Inc.[1]	343,480	10,417,748
Google, Inc., Cl. A1	38,210	24,679,839
VeriSign, Inc.	215,240	7,688,373

		42,785,960
IT Services—1.4%
International Business
Machines Corp.	62,660	11,521,921
Visa, Inc., Cl. A	81,930	8,318,353

		19,840,274
Semiconductors & Semiconductor Equipment—1.2%
Broadcom Corp., Cl. A	286,014	8,397,371
Xilinx, Inc.	245,880	7,882,913

		16,280,284
Software—4.6%
Intuit, Inc.	214,440	11,277,400
Microsoft Corp.	579,040	15,031,878
Oracle Corp.	1,076,840	27,620,946
Vmware, Inc., Cl. A1	121,110	10,075,141

		64,005,365
Materials—4.8%
Chemicals—3.2%
Albemarle Corp.	58,730	3,025,182
Celanese Corp., Series A	167,604	7,419,829
Ecolab, Inc.	143,390	8,289,376
Mosaic Co. (The)	244,550	12,332,657
Praxair, Inc.	125,500	13,415,950

		44,482,994
Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	174,830	10,087,691
Metals & Mining—0.8%
Freeport-McMoRan Copper & Gold,
Inc., Cl. B	202,740	7,458,805
Rio Tinto plc	82,289	3,993,557

		11,452,362
Telecommunication Services—1.4%
Diversified Telecommunication Services—0.6%
AT&T, Inc.	276,558	8,363,114
Wireless Telecommunication Services—0.8%
Vodafone Group plc, Sponsored ADR	392,000	10,987,760
Utilities—3.4%
Electric Utilities—1.7%
American Electric Power Co., Inc.	200,330	8,275,632
Edison International, Inc.	353,180	14,621,652

		22,897,284
Energy Traders—0.6%
GenOn Energy, Inc.[1]	3,184,520	8,311,597
Multi-Utilities—1.1%
Public Service Enterprise Group, Inc.	472,000	15,580,720

Total Common Stocks (Cost $1,139,036,401)		1,357,699,594
20 | OPPENHEIMER EQUITY FUND, INC.

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased—0.0%
Chicago Board Options Exchange Volatility Index Call[1]	1/18/12	$40.000	2,890	$115,600
Chicago Board Options Exchange Volatility Index Call[1]	1/18/12	42.500	2,970	103,950
Chicago Board Options Exchange Volatility Index Call[1]	2/15/12	40.000	1,690	169,000
Chicago Board Options Exchange Volatility Index Call[1]	2/15/12	42.500	1,190	95,200

Total Options Purchased (Cost $2,070,449)				483,750

	Shares

Investment Company—2.9%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.20%[2,3] (Cost $40,412,584)	40,412,584	40,412,584

Total Investments, at Value (Cost $1,181,519,434)	100.9%	1,398,595,928

Liabilities in Excess of Other Assets	(0.9)	(12,641,572)

Net Assets	100.0%	$1,385,954,356

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of December 30, 2011.

3.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	11,977,380	398,136,688	369,701,484	40,412,584

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$40,412,584	$52,033
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
21 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$177,034,804	$—	$—	$177,034,804
Consumer Staples	129,144,443	9,546,859	—	138,691,302
Energy	167,790,955	—	—	167,790,955
Financials	142,843,391	4,128,842	—	146,972,233
Health Care	193,373,381	—	—	193,373,381
Industrials	147,773,772	—	—	147,773,772
Information Technology	253,899,625	—	—	253,899,625
Materials	66,023,047	—	—	66,023,047
Telecommunication Services	19,350,874	—	—	19,350,874
Utilities	46,789,601	—	—	46,789,601
Options Purchased	483,750	—	—	483,750
Investment Company	40,412,584	—	—	40,412,584

Total Assets	$1,384,920,227	$13,675,701	$—	$1,398,595,928

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
22 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,141,106,850)	$1,358,183,344
Affiliated companies (cost $40,412,584)	40,412,584

1,398,595,928
Cash	1,835
Cash—foreign currencies (cost $162,565)	162,565
Receivables and other assets:
Dividends	1,874,019
Other	78,945
Total assets	1,400,713,292

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	13,986,751
Distribution and service plan fees	288,168
Transfer and shareholder servicing agent fees	257,872
Shareholder communications	132,337
Directors’ compensation	51,884
Other	41,924

Total liabilities	14,758,936

Net Assets	$1,385,954,356

Composition of Net Assets
Par value of shares of capital stock	$16,386,374
Additional paid-in capital	1,676,157,263
Accumulated net investment income	8,630,045
Accumulated net realized loss on investments and foreign currency transactions	(532,291,007)
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies	217,071,681

Net Assets	$1,385,954,356

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
23 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,238,187,889 and 145,564,312 shares of capital stock outstanding)	$8.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.03
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,680,861 and 4,664,114 shares of capital stock outstanding)	$7.86
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $54,341,403 and 6,900,495 shares of capital stock outstanding)	$7.88
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,308,685 and 3,036,066 shares of capital stock outstanding)	$8.34
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $31,435,518 and 3,698,754 shares of capital stock outstanding)	$8.50
See accompanying Notes to Financial Statements.
24 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS For the Year Ended December 30, 2011 1

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $382,135)	$27,093,848
Affiliated companies	52,033
Interest	988
Other income	73,399

Total investment income	27,220,268

Expenses
Management fees	8,540,774
Distribution and service plan fees:
Class A	2,656,940
Class B	430,622
Class C	591,547
Class N	149,360
Transfer and shareholder servicing agent fees:
Class A	2,470,251
Class B	226,359
Class C	188,763
Class N	100,513
Class Y	119,739
Shareholder communications:
Class A	214,868
Class B	22,257
Class C	13,866
Class N	3,568
Class Y	1,002
Directors’ compensation	63,128
Custodian fees and expenses	20,073
Administration service fees	1,500
Other	167,501

Total expenses	15,982,631
Less waivers and reimbursements of expenses	(104,075)

Net expenses	15,878,556

Net Investment Income	11,341,712

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
25 | OPPENHEIMER EQUITY FUND, INC.

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment from unaffiliated companies	$112,328,147
Closing and expiration of option contracts written	(463,140)
Foreign currency transactions	6,100,107

Net realized gain	117,965,114
Net change in unrealized appreciation/depreciation on:
Investments	(165,437,033)
Translation of assets and liabilities denominated in foreign currencies	(5,420,393)

Net change in unrealized appreciation/depreciation	(170,857,426)

Net Decrease in Net Assets Resulting from Operations	$(41,550,600)

See accompanying Notes to Financial Statements.
26 | OPPENHEIMER EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$11,341,712	$6,439,314
Net realized gain	117,965,114	119,202,082
Net change in unrealized appreciation/depreciation	(170,857,426)	52,741,050

Net increase (decrease) in net assets resulting from operations	(41,550,600)	178,382,446

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,182,030)	(8,620,193)
Class B	—	—
Class C	—	—
Class N	(54,687)	(58,102)
Class Y	(389,182)	(380,222)

	(9,625,899)	(9,058,517)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions:
Class A	(185,820,599)	(240,695,030)
Class B	(12,054,902)	(12,145,272)
Class C	(5,389,249)	(8,347,981)
Class N	(9,745,173)	(5,692,481)
Class Y	(19,420,436)	(11,775,224)

	(232,430,359)	(278,655,988)

Net Assets
Total decrease	(283,606,858)	(109,332,059)
Beginning of period	1,669,561,214	1,778,893,273

End of period (including accumulated net investment income of $8,630,045 and $6,858,781, respectively)	$1,385,954,356	$1,669,561,214

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Class A	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.83	$7.93	$5.75	$10.33	$10.81
Income (loss) from investment operations:
Net investment income[2]	.07	.04	.04	.06	.06
Net realized and unrealized gain (loss)	(.33)	.91	2.19	(4.59)	1.12

Total from investment operations	(.26)	.95	2.23	(4.53)	1.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.06)	(.05)	(.05)	(.02)	(.05)
Distributions from net realized gain	—	—	—	(.03)	(1.61)

Total dividends and/or distributions to shareholders	(.06)	(.05)	(.05)	(.05)	(1.66)

Net asset value, end of period	$8.51	$8.83	$7.93	$5.75	$10.33

Total Return, at Net Asset Value[3]	(2.91)%	12.01%	38.79%	(43.83)%	10.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,238,188	$1,469,388	$1,560,867	$1,325,211	$2,699,449

Average net assets (in thousands)	$1,374,779	$1,459,514	$1,384,195	$2,114,509	$2,631,437

Ratios to average net assets:[4]
Net investment income	0.80%	0.45%	0.67%	0.67%	0.48%
Total expenses[5]	0.95%	0.99%	1.03%	0.94%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.99%	1.03%	0.94%	0.86%
Portfolio turnover rate	50%	81%	79%	111%	132%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.94%
Year Ended December 31, 2007	0.86%
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER EQUITY FUND, INC.

	Year Ended
	December 30,			Year Ended December 31,
Class B	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.18	$7.38	$5.36	$9.69	$10.28
Income (loss) from investment operations:
Net investment loss[2]	(.02)	(.04)	(.01)	(.02)	(.04)
Net realized and unrealized gain (loss)	(.30)	.84	2.03	(4.28)	1.06

Total from investment operations	(.32)	.80	2.02	(4.30)	1.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	—	(.03)	(1.61)

Total dividends and/or distributions to shareholders	—	—	—	(.03)	(1.61)

Net asset value, end of period	$7.86	$8.18	$7.38	$5.36	$9.69

Total Return, at Net Asset Value[3]	(3.91)%	10.84%	37.69%	(44.38)%	9.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,681	$49,914	$57,266	$58,190	$143,008

Average net assets (in thousands)	$43,272	$49,983	$55,123	$100,715	$153,405

Ratios to average net assets:[4]
Net investment loss	(0.22)%	(0.48)%	(0.23)%	(0.21)%	(0.39)%
Total expenses[5]	2.13%	2.17%	2.32%	1.84%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.96%	1.97%	1.82%	1.73%
Portfolio turnover rate	50%	81%	79%	111%	132%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%
Year Ended December 31, 2008	1.84%
Year Ended December 31, 2007	1.73%
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,			Year Ended December 31,
Class C	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.19	$7.38	$5.37	$9.70	$10.28
Income (loss) from investment operations:
Net investment loss[2]	(.01)	(.04)	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss)	(.30)	.85	2.02	(4.28)	1.08

Total from investment operations	(.31)	.81	2.01	(4.30)	1.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gain	—	—	—	(.03)	(1.61)

Total dividends and/or distributions to shareholders	—	—	—	(.03)	(1.61)

Net asset value, end of period	$7.88	$8.19	$7.38	$5.37	$9.70

Total Return, at Net Asset Value[3]	(3.79)%	10.98%	37.43%	(44.33)%	9.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,341	$61,965	$64,263	$56,415	$112,493

Average net assets (in thousands)	$59,374	$60,389	$58,012	$90,137	$99,630

Ratios to average net assets:[4]
Net investment loss	(0.15)%	(0.48)%	(0.23)%	(0.24)%	(0.41)%
Total expenses[5]	1.90%	1.94%	2.02%	1.88%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.90%	1.93%	1.94%	1.85%	1.75%
Portfolio turnover rate	50%	81%	79%	111%	132%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%
Year Ended December 31, 2008	1.88%
Year Ended December 31, 2007	1.75%
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER EQUITY FUND, INC.

	Year Ended
	December 30,			Year Ended December 31,
Class N	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.64	$7.77	$5.63	$10.13	$10.64
Income (loss) from investment operations:
Net investment income[2]	.03	— [3]	.02	.02	.01
Net realized and unrealized gain (loss)	(.31)	.88	2.14	(4.49)	1.11

Total from investment operations	(.28)	.88	2.16	(4.47)	1.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.02)	—	(.02)
Distributions from net realized gain	—	—	—	(.03)	(1.61)

Total dividends and/or distributions to shareholders	(.02)	(.01)	(.02)	(.03)	(1.63)
Net asset value, end of period	$8.34	$8.64	$7.77	$5.63	$10.13

Total Return, at Net Asset Value[4]	(3.27)%	11.38%	38.41%	(44.13)%	10.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,309	$35,729	$37,846	$33,852	$55,175
Average net assets (in thousands)	$29,936	$36,203	$34,829	$49,633	$41,323
Ratios to average net assets:[5]
Net investment income	0.33%	0.01%	0.30%	0.25%	0.06%
Total expenses[6]	1.41%	1.48%	1.54%	1.38%	1.28%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses	1.41%	1.43%	1.42%	1.36%	1.28%
Portfolio turnover rate	50%	81%	79%	111%	132%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%
Year Ended December 31, 2008	1.38%
Year Ended December 31, 2007	1.28%
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS Continued

	Year Ended
	December 30,	Year Ended December 31,
Class Y	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$8.82	$7.92	$5.74	$10.33	$10.81
Income (loss) from investment operations:
Net investment income[2]	.08	.05	.05	.07	.07
Net realized and unrealized gain (loss)	(.32)	.91	2.19	(4.59)	1.13

Total from investment operations	(.24)	.96	2.24	(4.52)	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.06)	(.06)	(.04)	(.07)
Distributions from net realized gain	—	—	—	(.03)	(1.61)

Total dividends and/or distributions to shareholders	(.08)	(.06)	(.06)	(.07)	(1.68)

Net asset value, end of period	$8.50	$8.82	$7.92	$5.74	$10.33

Total Return, at Net Asset Value[3]	(2.75)%	12.19%	39.06%	(43.79)%	10.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,435	$52,565	$58,651	$43,904	$85,365

Average net assets (in thousands)	$50,054	$55,247	$48,784	$68,817	$65,220

Ratios to average net assets:[4]
Net investment income	0.93%	0.59%	0.80%	0.82%	0.61%
Total expenses[5]	0.81%	0.83%	0.90%	0.80%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.83%	0.88%	0.79%	0.72%
Portfolio turnover rate	50%	81%	79%	111%	132%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%
Year Ended December 31, 2008	0.80%
Year Ended December 31, 2007	0.72%
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek a high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
33 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
34 | OPPENHEIMER EQUITY FUND, INC.

     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its
35 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4,5]	Income Tax Purposes

$8,950,462	$—	$517,550,400	$202,062,541

1.	As of December 30, 2011, the Fund had $500,873,280 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$99,355,112
2017	401,518,168

Total	$500,873,280

2.	As of December 30, 2011, the Fund had $13,420,396 of post-October losses available to offset future realized capital gains, if any.

3.	The Fund had $3,256,724 of straddle losses which were deferred.

4.	During the fiscal year ended December 30, 2011, the Fund utilized $122,694,572 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended December 31, 2010, the Fund utilized $99,979,355 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Increase to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$22,363	$55,451	$77,814
36 | OPPENHEIMER EQUITY FUND, INC.

The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$9,625,899	$9,058,517
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,198,115,273
Federal tax cost of other investments	(1,586,699)

Total federal tax cost	$1,196,528,574

Gross unrealized appreciation	$267,811,972
Gross unrealized depreciation	(65,749,431)

Net unrealized appreciation	$202,062,541

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are
37 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 860 million shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	6,742,845	$60,171,634	13,053,140	$105,658,365
Dividends and/or
distributions reinvested	1,021,802	8,613,793	925,104	8,011,389
Redeemed	(28,674,255)	(254,606,026)	(44,327,368)	(354,364,784)

Net decrease	(20,909,608)	$(185,820,599)	(30,349,124)	$(240,695,030)

38 | OPPENHEIMER EQUITY FUND, INC.

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	775,412	$6,396,344	922,821	$6,857,904
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	(2,211,427)	(18,451,246)	(2,583,415)	(19,003,176)

Net decrease	(1,436,015)	$(12,054,902)	(1,660,594)	$(12,145,272)

Class C
Sold	1,200,244	$9,893,176	1,164,373	$8,633,720
Dividends and/or
distributions reinvested	—	—	—	—
Redeemed	(1,866,934)	(15,282,425)	(2,301,713)	(16,981,701)

Net decrease	(666,690)	$(5,389,249)	(1,137,340)	$(8,347,981)

Class N
Sold	586,800	$5,078,881	890,740	$6,938,660
Dividends and/or
distributions reinvested	5,846	48,350	5,726	48,558
Redeemed	(1,689,956)	(14,872,404)	(1,635,286)	(12,679,699)

Net decrease	(1,097,310)	$(9,745,173)	(738,820)	$(5,692,481)

Class Y
Sold	998,109	$8,919,325	1,304,826	$10,363,392
Dividends and/or
distributions reinvested	32,003	269,788	31,284	270,606
Redeemed	(3,290,332)	(28,609,549)	(2,778,534)	(22,409,222)

Net decrease	(2,260,220)	$(19,420,436)	(1,442,424)	$(11,775,224)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$777,273,816	$1,025,821,829
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Over $500 million	0.50
39 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 30, 2011, the Fund paid $3,073,471 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 30, 2011 were as follows:

Class C	$3,643,355
Class N	1,055,190
40 | OPPENHEIMER EQUITY FUND, INC.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 30, 2011	$201,586	$4,599	$78,764	$3,557	$376
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $30,341 for IMMF management fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended December 30, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$73,734
Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
41 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically,
42 | OPPENHEIMER EQUITY FUND, INC.

the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 30, 2011 are as follows:

Asset Derivatives
Derivatives Not Accounted	Statement of Assets and
for as Hedging Instruments	Liabilities Location	Value

Volatility contracts	Investments, at value	$483,750	*

*	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
		Closing and
Derivatives		expiration
Not Accounted	Investments	of option	Foreign
for as Hedging	from unaffiliated	contracts	currency
Instruments	companies*	written	transactions	Total

Equity contracts	$2,137,590	$(463,140)	$—	$1,674,450
Foreign exchange contracts	—	—	56,517	56,517
Volatility contracts	(149,607)	—	—	(149,607)

Total	$1,987,983	$(463,140)	$56,517	$1,581,360

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
43 | OPPENHEIMER EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted
for as Hedging Instruments	Investments*

Volatilitycontracts	$(1,586,699)

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $226,099 and $315,676, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
44 | OPPENHEIMER EQUITY FUND, INC.

     The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $292,282 and $56,410 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $8,979 on written put options.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended December 30, 2011 was as follows:

	Put Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of December 31, 2010	—	$—
Options written	2,382	93,664
Options closed or expired	(2,382)	(93,664)

Options outstanding as of December 30, 2011	—	$—

6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and
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NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or
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BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
47 | OPPENHEIMER EQUITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Oppenheimer Equity Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, Inc., including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Equity Fund, Inc. for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund, Inc. as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 21, 2012
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $27,000,672 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 30, 2011, the maximum amount allowable but not less than $22,224 or 0.23% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Julie Van Cleave and Mitch Williams, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds. The Board considered that the Fund outperformed its performance universe median during the ten-year Lipper period, although it underperformed its performance universe median during the one-, three-, and five-year Lipper periods. The Board considered a change in portfolio manager of the growth portion of the portfolio, effective April 26, 2010, and the Board also considered the Manager’s assertion that the Fund’s underperformance was attributable primarily to the stock selection in the growth portion of the portfolio during the prior portfolio manager’s tenure. The Board then considered the Fund’s recent improved performance, which was ranked in the third quintile of the Fund’s performance universe for the year to date ended April 30, 2011.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
load large-cap core funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and its total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003) and Director (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 1999) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1990) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Sam Freedman, Director (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Director (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997- February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2000) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and
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DIRECTORS AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Continued	Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Director, President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004- January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Williams, Gabinet and Mss. Van Cleave and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Julie Van Cleave, Vice President (since 2010) Age: 52	Vice President of the Manager (since April 2010); a Chartered Financial Analyst. Prior to joining the Manager, a Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management (December 2002-February 2009). Prior to 2002, a Managing Director, a portfolio manager
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Julie Van Cleave, Continued	and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life. A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2008) Age: 43	Vice President of the Manager (since July 2006); Senior Research Analyst of the Manager (since April 2002); a Chartered Financial Analyst. Prior to joining the manager, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).
57 | OPPENHEIMER EQUITY FUND, INC.

OPPENHEIMER EQUITY FUND, INC.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent	KPMG LLP

Registered Public Accounting Firm Counsel	K&L Gates LLP

Counsel	K&L Gates LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
58 | OPPENHEIMER EQUITY FUND, INC.

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
59 | OPPENHEIMER EQUITY FUND, INC.

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
60 | OPPENHEIMER EQUITY FUND, INC.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $24,100 in fiscal 2011 and 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $414,870 in fiscal 2011 and $342,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, attestation and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,950 in fiscal 2011 and $8,950 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $416,820 in fiscal 2011 and $351,850 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund, Inc.
By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/9/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 2/9/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 2/9/2012